UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   June 2, 2011

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EL CAPITAN PRECIOUS METALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-56262	88-0482413
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

15225 N. 49th Street Scottsdale, Arizona	85254
(Address of principal executive offices)	(Zip Code)

(602) 595-4997
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Other Events.

The registrant held its annual meeting of stockholders on Thursday, June 2, 2011. At the meeting, the registrant’s shareholders took the following actions:

(i)  The stockholders elected three directors to serve as members of our Board of Directors until the next annual meeting of stockholders. The stockholders present in person or by proxy cast the following numbers of votes in connection with the election of directors, resulting in the election of all nominees:

Nominee	Votes For	Votes Withheld

Charles C. Mottley	129,467,701	732,572
James G. Ricketts	129,465,080	736,462
John F. Stapleton	129,489,320	736,462

(ii)  The stockholders ratified the appointment of MaloneBailey, LLP as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2011. There were 148,172,265 votes cast for the proposal; 483,210 votes were cast against the proposal; 453,631 votes abstained; and there were 18,883,324 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL CAPITAN PRECIOUS METALS, INC.

	By:	/s/ Stephen J. Antol
Date: June 6, 2011		Name: Stephen J. Antol
Title: Chief Financial Officer